UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT  REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 20, 2017

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CRYOLIFE, INC.

(Exact name of registrant as specified in its charter)
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Florida	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W.,  Kennesaw,  Georgia  30144
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (770) 419-3355

_____________________________________________________________

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02 Results of Operations and Financial Condition.

On July 24, 2017, CryoLife, Inc. (“CryoLife” or the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2017.   CryoLife hereby incorporates by reference herein the information set forth in its press release dated July 24, 2017, a copy of which is attached hereto as Exhibit 99.1. Except as otherwise provided in the press release, the press release speaks only as of the date of such press release and it shall not create any implication that the affairs of CryoLife have continued unchanged since such date.

The information provided pursuant to this Item 2.02 is to be considered “furnished” pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference into any of CryoLife’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

Except for the historical information contained in this report, the statements made by CryoLife are forward-looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CryoLife’s future financial performance could differ significantly from the expectations of management and from results expressed or implied in the press release.  Please refer to the last paragraph of the text portion of the press release for further discussion about forward-looking statements. For further information on risk factors, please refer to “Risk Factors” contained in CryoLife’s Form 10-K filed for the year ended December 31, 2016 and its subsequent filings with the Securities and Exchange Commission,  as well as in the press release attached as Exhibit 99.1 hereto. CryoLife disclaims any obligation or duty to update or modify these forward-looking statements.

Section 5Corporate Governance and Management

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 20, 2017, the Board of Directors of CryoLife, Inc. (the “Company”) approved amendments, effective immediately, to the Bylaws of the Company.

The Bylaws Amendment makes certain changes to the Company’s Bylaws currently in effect to (i) reflect certain changes in Florida corporate law, and (ii) make clear the rights of indemnitees with regard to expenses.

The description of the Amendment contained in this report is qualified in its entirety by reference to the full text of the form of Amended and Restated Bylaws, as amended and restated on July 20, 2017, effective immediately, filed as Exhibit 3.1 to this Current Report on Form 8-K.

Section 9Financial Statements and Exhibits.

Item 9.01(d)   Exhibits.

(a) Financial Statements.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
3.1	Form of Amended and Restated Bylaws
99.1*	Press release dated July 24, 2017

*  This exhibit is furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOLIFE, INC.

Date:  July 25, 2017

By:	/s/ D. Ashley Lee
Name:	D. Ashley Lee
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer